Exhibit 4.2

Form Independent Supervisor Service Contract

China Petroleum & Chemical Corporation

May 2012

This Contract was made in May 11, 2012, by and between:

(1)                       China Petroleum & Chemical Corporation, a company established under the laws of the People’s Republic of China (“PRC”) with its legal address at 22 Chaoyangmen North Street, Chaoyang District, Beijing, PRC (“Party A”);

And

(2)                       [Name of Supervisor], a [Chinese citizen] with the address at [                          ], Postal Code ☐ (“Party B”).

Considering that Party B was elected as an independent supervisor of Party A at the shareholders’ general meeting for 2011 convened on May 11th, 2012;

The Parties hereby agree as follows through friendly negotiations on the principle of equality and mutual benefits with the view to defining and regulating the service relationship between Party A as the appointer and Party B as the appointee.

1.              Appointment

1.1                               Party A appoints Party B as an independent supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

1.2                               Party B agrees to be appointed as an independent supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

2.              Term of Office

2.1                               The term of office of Party B appointed as Party A’s independent supervisor shall commence from the date on which the appointment of Party B was approved at the shareholders’ general meeting of Party A (the “Effective Date”) until expiration of the current session of the supervisor committee, unless otherwise provided under Articles 7.1 and 7.2 hereof.

3.              Duties

3.1                               Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares, as well as other relevant laws, regulations, and rules of the PRC, Party A’s articles of association and its appendix (the “Articles of Association”), this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A’s supervisor committee and shareholders’ general meetings; and agrees that Party A shall be entitled to the remedies provided under the Articles of Association in case of any breach of any foregoing provision by Party B.  Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as provided under the Articles of Association.

3.2                               Party B undertakes and warrants to Party A that he shall observe and comply with the relevant restraints and obligations contained in the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission, Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), and other applicable laws or regulations, as well as relevant requirements of Shanghai Stock Exchange, London Stock Exchange and New York Stock Exchange.

3.3                               Party B acknowledges to owe fiduciary and diligent obligation to Party A and not to engage in any activity which is in competition with Party A’s business or carry out any activity detrimental to the interests of Party A.

3.4                               Party B undertakes to Party A that during his term of a member of the supervisory committee of Party A, his main duties are to supervise the chairman, directors, the president and officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5                               During the period when Party B acts as a supervisor of Party A, Party B shall be directly accountable to the supervisory committee and, at the request of the supervisory committee, provide information necessary to exercise powers of the supervisory committee, and always abide by reasonable and lawful instructions of the supervisory committee.

3.6                               During the period when Party B acts as a supervisor of Party A, Party B may trade the stock or any of its derivatives of Party A provided that Party B will notify Party A of a trading proposal in writing no less than two business days in advance and receive confirmation of the proposal from Party B in writing.

3.7                               During the period when Party B acts as a supervisor of Party A, Party B will always fully report to the supervisory committee the activities conducted by Party B regarding Party A, and make explanation at the request of the supervisory committee.

4.              Remuneration and Expenses

4.1                               As of the Effective Date, the remuneration to be received by Party B for his performance of services under this Contract as an independent supervisor of Party A will be RMB300,000 (pre-tax) and be paid by Party A.

4.2                               During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including travel and entertainment expenses) incurred by Party B in connection with provision of services to Party A hereunder or any performance relating to Party A’s operation upon presentation of the relevant receipts and/or valid documentary evidence by Party B. Party A may also provide Party B with advance payment for Party B to pay any necessary expenses mentioned above; provided, however, that Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or from time to time as required by Party A, after use of the payment.

4.3                               During the term of this Contract, Party A will buy and maintain liability insurance for directors, supervisors and officers for Party B.  Party A has the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

5.              Non-Compete

5.1                               Unless approved at the general shareholders meeting of Party A and, if necessary, by competent regulators, Party B warrants that during the term of his appointment as Party A’s independent supervisor and within six months after expiration of such appointment, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes with Party A or any subsidiary and branch of Party A (“Party A’s Group”), or accept any capacity or position offered by any company or individual which competes with any member of Party A’s Group.

6.              Confidentiality

6.1                               Party B acknowledges that he may have access to any information possessed or held by any member of Party A’s Group which is unknown to the public,  including without limitation any technical, management, and operation information (the “Confidential Information”) in connection with performance of his duties hereunder.  Party B confirms that the Confidential Information is solely owned/kept by any member of Party A’s Group.

6.2                               During the term of this Contract and after the termination of Party B’s appointment as Party A’s supervisor, Party B warrants that, unless the Confidential Information is disclosed to the public not in breach of the confidentiality undertaking provided under this Contract:

(a)         Party B shall not divulge or disclose the Confidential Information to any third party, with the exception of any Confidential Information which Party B must disclose to any relevant employee of any member of Party A’s Group and the professional personnel employed by any member of Party A’s Group in connection with performance of his obligations hereunder, and any Confidential Information the disclosure of which is authorized by the supervisor committee or is ordered by a court of competent jurisdiction;

(b)         Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of any of his friends and relatives or any third party without Party A’s consent; or

(c)          Party B shall take all necessary measures to prevent dissemination or disclosure of the Confidential Information to any third party without Party A’s consent.

6.3                               Upon the expiry of this Contract or earlier termination of Party B’s appointment, Party A may reasonably request immediate return by Party B of any information regarding the business operations of any member of Party A’s Group.

6.4                               Party B agrees that all intellectual rights formed, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of any intellectual right which is formed, developed, created and made by Party B beyond working hours and without the use of any assets or resources belonging to Party A.

7.              Termination of Appointment

7.1                               If any of the following events occurs, the appointment relationship between Party A and Party B herein shall be immediately and automatically terminated, unless otherwise decided by the board of directors:

(a)         Party B is prohibited by any laws, regulations, rules, practice instructions or practice rules from acting as independent supervisor or Party B is disqualified to do so;

(b)         Party B retires from his office pursuant to the Articles of Association;

(c)          Party B is removed from the office of independent supervisor of Party A or fails to be re-elected as an independent supervisor of Party A;

(d)         Party B is held liable or convicted for any criminal offense, unless the board of directors of Party A reasonably believes with consideration of the nature of the duties in which Party B is to act in his capacity as appointed hereunder that such offense will not affect Party B’s capacity as an independent supervisor of Party A;

(e)          Party B is in material breach, repeated, or continual breach of any of Party B’s obligations hereunder;

(f)           Party B is found with material misconduct or negligence in performing his duties hereunder;

(g)          Any of Party B’s actions or omissions materially impairs the reputation of Party A or any member of Party A’s Group, prejudices the interest of any business of Party A or other members of Party A’s Group;

(h)         Death of Party B;

(i)             Party B fails to fully perform his duties hereunder for consecutive twelve months because of health reason;

(j)            Party B is mentally insane or suffers any mental health disease which under PRC laws makes him a person with mental illness; and

(k)         Any other circumstance provided under laws, regulations or the Articles of Association.

7.2                               In addition to the aforesaid provisions of Article 7.1, Party A may also terminate the appointment relationship between Party A and Party B by notifying Party B in writing if:

(a)         Party B is unable to substantially perform his duties hereunder due to health reasons for an aggregate of 265 business days within any twelve-month period; under such circumstance, Party A may remove Party B from the position of independent supervisor by notifying Party B in writing 14 days in advance;

(b)         Party B is in breach of his obligations as an independent supervisor or the provisions of this Contract, and fails to correct such breach after warning from Party A; or

(c)          Party B is found with willful or material misconduct in performing his duties under this Contract which has incurred damage or loss upon Party A.

Any delay to exercise any of the foregoing rights to terminate appointment by Party A will not operate as its waiver of such right.

7.3                               Party B is not entitled to any compensation if his appointment is terminated for any reason provided under Articles 7.1 and 7.2.

7.4                               In the event of acquisition of Party A by any third party, Party A may terminate the appointment of Party B with notice to Party B in writing.  Subject to prior approval at the shareholders’ general meeting, Party B is entitled to any compensation or other payment receivable by Party B for removal of office or retirement resulting from acquisition of Party A.  The acquisition referenced in this Article 7.4 means:

(a)         Any tender offer proposed to all shareholders of Party A; or

(b)         Any tender offer which is intended to make the offeror become controlling shareholder of Party A as defined in the Articles of Association.

If Party B fails to comply with this Article 7.3 by accepting any payment not approved by shareholders of Party A, the payment received by Party B will be owned by the person who sells his shares upon acceptance of the tender offer.  Party B will be liable for any expense incurred in distribution of the payment in corresponding proportion, which expense may not be deducted from the payment.

7.5                               If the appointment relationship between both parties herein is terminated due to the occurrence of any of the events provided under Articles 7.1, 7.2 or 7.4, such termination shall not affect Party A’s rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.6                               In the event of the termination of the appointment of Party B for whatever reason, whether by prior notice, or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.7                               Party B shall not, during the continuance of his appointment or within one year after the termination thereof, either for himself or on behalf of any other person, solicit any director, supervisor, officer, or any other employee of any member of Party A’s Group, regardless of whether the solicitation would be in breach of any of such person’s engagement with any member of Party A’s Group.

8.              Effectiveness of this Contract

This Contract shall become effective upon approval at the shareholders’ general meeting of Party A and signature of both Parties.

9.              Miscellaneous

9.1                               This Contract is an agreement relating to providing services by Party B in person. Any of Party B’s rights, interests, obligations, and duties under this Contract shall not be transferred, assigned or delegated to any third party (except Party B’s proxy in writing to appoint any other supervisor of Party A as his proxy to attend the supervisory committee’s meeting of Party A).

9.2                               Without the written consent of both Parties, neither Party may add, delete or amend any provisions of this Contract.

9.3                               This Contract shall not constitute any employment between Party A and Party B.

9.4                               Headings under this Contract are for convenience only and shall not prejudice the meaning or construction of any provisions hereof.

9.5                               “Laws and regulations” referred to herein include laws, regulations, rules, requirements, guidelines, and decisions from the legislative and administrative authorities of the PRC and the jurisdiction where Party A is listed, as amended or changed.

9.6                               Formation, validity, interpretation, performance of this Contract and resolution of any dispute arising from this Contract shall be governed by the laws of the PRC.

9.7                               Any disputes arising from or in connection with this Contract shall be settled by both Parties through friendly consultation. Either Party may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.8                               Both Parties agree that:

(a)         Any dispute or claim between (i) Party A and Party B; and (ii) holders of overseas listed shares of Party A and Party B; each in connection with any of the rights and obligations provided under the Articles of Association of Party A, the Company Law and other applicable laws and regulations and relating to the affairs of Party A, shall be resolved through arbitration.

When the above dispute or claim is submitted for arbitration, all the claims or disputes shall be taken as a whole. If any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, and his capacity is Party A or a shareholder, director, supervisor, manager or officer of Party A, he shall submit to the arbitrary award.

Disputes in relation to classification of shareholders or register of shareholders may be settled in a manner other than arbitration.

(b)         Either Party may submit any dispute or claim to arbitration by China International Economic and Trade Arbitration Commission or Hong Kong International Arbitration Centre in accordance with their respective arbitration rules.  The arbitration will be made with the arbitration agency elected by the Party submitting the arbitration upon its submission.

If the Party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, either Party may request such arbitration to be conducted in Shenzhen in accordance with the securities arbitral rules of Hong Kong International Arbitration Centre.

(c)          Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC laws, unless otherwise provided by laws and administrative regulations.

(d)         Arbitrary award will be final and binding upon both Parties.

(e)          The arbitration agreement is made between Party A and Party B. Party A represents both itself and each shareholder.

(f)           The arbitral tribunal to which any dispute or claim is submitted will be deemed with the authority to subject such dispute or claim to public hearing and announcement of its award.

9.9                               If any of the provisions hereof are held or ruled invalid or unenforceable by any judicial authorities in the PRC, it will not affect the validity of remaining provisions hereof.

9.10                        If either Party is in breach of its obligations hereunder, the other party shall be entitled to remedies including correction within limited time, specific performance according to this Contract, removal of hindrance, damages for losses, or any other legal remedies.  Failure to exercise or partial exercise of any of its rights under this Contract or legal remedies by any Party does not operate as waiver of all of its rights or the legal remedies which have not been exercised.

If Party B is in breach of its obligations under this Contract, Party A has the right to take  remedial measures pursuant to the Articles of Association.

9.11                        The notices in writing provided under this Contract may be delivered in person, by hand, by mail.  If Party B changes his address, he shall inform Party A within seven days after receipt of new address.

9.12                        This Contract is made in two counterparts.  Each of Party A and Party B will hold one copy, and each copy has the same effect.

IN WITNESS WHEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of

China Petroleum & Chemical Corporation

Name:
Title:	Chairman
Date:

Party B:

Name:
Date:

Form Internal Supervisor Service Contract

China Petroleum & Chemical Corporation

May 2012

This Contract was made in May 11, 2012, by and between:

(1)                       China Petroleum & Chemical Corporation, a company established under the laws of the People’s Republic of China (“PRC”) with its legal address at 22 Chaoyangmen North Street, Chaoyang District, Beijing, PRC (“Party A”);

And

(2)                       [Name of Supervisor], a [Chinese citizen] with the address at [                  ], Postal Code ☐ (“Party B”).

Considering that Party B was elected as a supervisor of Party A at the shareholders’ general meeting for 2011 convened on May 11, 2012;

The Parties hereby agree as follows through friendly negotiations on the principle of equality and mutual benefits with the view to defining and regulating the service relationship between Party A as the engager and Party B as the engagee.

1.              Engagement

1.1                               Party A engages Party B as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

1.2                               Party B agrees to be engaged as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

2.              Term of Office

2.1                               The term of office of Party B engaged as Party A’s a supervisor shall commence from the date on which the engagement of Party B was approved at the shareholders’ general meeting of Party A (the “Effective Date”) until expiration of the current session of the supervisor committee, unless otherwise provided under Articles 7.1 and 7.2 hereof.

3.              Duties

3.1                               Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares, as well as other relevant laws, regulations, and rules of the PRC, Party A’s articles of association and its appendix (the “Articles of Association”), this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A’s supervisor committee and shareholders’ general meetings; and agrees that Party A shall be entitled to the remedies provided under the Articles of Association in case of any breach of any foregoing provision by Party B.  Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as provided under the Articles of Association.

3.2                               Party B undertakes and warrants to Party A that he shall observe and comply with the relevant restraints and obligations contained in the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission, Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), and other applicable laws or regulations, as well as relevant requirements of Shanghai Stock Exchange, London Stock Exchange and New York Stock Exchange.

3.3                               Party B acknowledges to owe fiduciary and diligent obligation to Party A and not to engage in any activity which is in competition with Party A’s business or carry out any activity detrimental to the interests of Party A.

3.4                               Party B undertakes to Party A that during his term of a member of the supervisory committee of Party A, his main duties are to supervise the chairman, directors, the president and officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5                               During the period when Party B acts as a supervisor of Party A, Party B shall be directly accountable to the supervisory committee and, at the request of the supervisory committee, provide information necessary to exercise powers of the supervisory committee, and always abide by reasonable and lawful instructions of the supervisory committee.

3.6                               During the period when Party B acts as a supervisor of Party A, Party B may trade the stock or any of its derivatives of Party A provided that Party B will notify Party A of a trading proposal in writing no less than two business days in advance and receive confirmation of the proposal from Party B in writing.

3.7                               During the period when Party B acts as a supervisor of Party A, Party B will always fully report to the supervisory committee the activities conducted by Party B regarding Party A, and make explanation at the request of the supervisory committee.

4.              Remuneration and Expenses

4.1                               As of the Effective Date, the remuneration receivable by Party B as a supervisor of Party A under this Contract will be determined pursuant to relevant PRC regulations as well as the Measures to Implement Remuneration for Senior Management of China Petroleum and Chemical Corporation.

4.2                               During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including travel and entertainment expenses) incurred by Party B in connection with provision of services to Party A hereunder or any performance relating to Party A’s operation upon presentation of the relevant receipts and/or valid documentary evidence by Party B. Party A may also provide Party B with advance payment for Party B to pay any necessary expenses mentioned above; provided, however, that Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or from time to time as required by Party A, after use of the payment.

4.3                               During the term of this Contract, Party A will buy and maintain liability insurance for directors, supervisors and officers for Party B.  Party A has the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

5.              Non-Compete

5.1                               Unless approved at the general shareholders meeting of Party A and, if necessary, by competent regulators, Party B warrants that during the term of his engagement as Party A’s supervisor and within six months after expiration of such engagement, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes with Party A or any subsidiary and branch of Party A (“Party A’s Group”), or accept any capacity or position offered by any company or individual which competes with any member of Party A’s Group.

6.              Confidentiality

6.1                               Party B acknowledges that he may have access to any information possessed or held by any member of Party A’s Group which is unknown to the public,  including without limitation any technical, management, and operation information (the “Confidential Information”) in connection with performance of his duties hereunder.  Party B confirms that the Confidential Information is solely owned/kept by any member of Party A’s Group.

6.2                               During the term of this Contract and after the termination of Party B’s engagement as Party A’s supervisor, Party B warrants that, unless the Confidential Information is disclosed to the public not in breach of the confidentiality undertaking provided under this Contract:

(a)         Party B shall not divulge or disclose the Confidential Information to any third party, with the exception of any Confidential Information which Party B must disclose to any relevant employee of any member of Party A’s Group and the professional personnel employed by any member of Party A’s Group in connection with performance of his obligations hereunder, and any Confidential Information the disclosure of which is authorized by the supervisor committee or is ordered by a court of competent jurisdiction;

(b)         Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of any of his friends and relatives or any third party without Party A’s consent; or

(c)          Party B shall take all necessary measures to prevent dissemination or disclosure of the Confidential Information to any third party without Party A’s consent.

6.3                               Upon the expiry of this Contract or earlier termination of Party B’s engagement, Party A may reasonably request immediate return by Party B of any information regarding the business operations of any member of Party A’s Group.

6.4                               Party B agrees that all intellectual rights formed, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of any intellectual right which is formed, developed, created and made by Party B beyond working hours and without the use of any assets or resources belonging to Party A.

7.              Termination of Engagement

7.1                               If any of the following events occurs, the engagement relationship between Party A and Party B herein shall be immediately and automatically terminated, unless otherwise decided by the board of directors:

(a)         Party B is prohibited by any laws, regulations, rules, practice instructions or practice rules from acting as a supervisor or Party B is disqualified to do so;

(b)         Party B retires from his office pursuant to the Articles of Association;

(c)          Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

(d)         Party B is held liable or convicted for any criminal offense, unless the board of directors of Party A reasonably believes with consideration of the nature of the duties in which Party B is to act in his capacity as engaged hereunder that such offense will not affect Party B’s capacity as a supervisor of Party A;

(e)          Party B is in material breach, repeated, or continual breach of any of Party B’s obligations hereunder;

(f)           Party B is found with material misconduct or negligence in performing his duties hereunder;

(g)          Any of Party B’s actions or omissions materially impairs the reputation of Party A or any member of Party A’s Group, prejudices the interest of any business of Party A or other members of Party A’s Group;

(h)         Death of Party B;

(i)             Party B fails to fully perform his duties hereunder for consecutive twelve months because of health reason;

(j)            Party B is mentally insane or suffers any mental health disease which under PRC laws makes him a person with mental illness; and

(k)         Any other circumstance provided under laws, regulations or the Articles of Association.

7.2                               In addition to the aforesaid provisions of Article 7.1, Party A may also terminate the engagement relationship between Party A and Party B by notifying Party B in writing if:

(a)         Party B is unable to substantially perform his duties hereunder due to health reasons for an aggregate of 265 business days within any twelve-month period; under such circumstance, Party A may remove Party B from the position of supervisor by notifying Party B in writing 14 days in advance;

(b)         Party B is in breach of his obligations as a supervisor or the provisions of this Contract, and fails to correct such breach after warning from Party A; or

(c)          Party B is found with willful or material misconduct in performing his duties under this Contract which has incurred damage or loss upon Party A.

Any delay to exercise any of the foregoing rights to terminate engagement by Party A will not operate as its waiver of such right.

7.3                               Party B is not entitled to any compensation if his engagement is terminated for any reason provided under Articles 7.1 and 7.2.

7.4                               In the event of acquisition of Party A by any third party, Party A may terminate the engagement of Party B with notice to Party B in writing.  Subject to prior approval at the shareholders’ general meeting, Party B is entitled to any compensation or other payment receivable by Party B for removal of office or retirement resulting from acquisition of Party A.   The acquisition referenced in this Article 7.4 means:

(a)         Any tender offer proposed to all shareholders of Party A; or

(b)         Any tender offer which is intended to make the offeror become controlling shareholder of Party A as defined in the Articles of Association.

If Party B fails to comply with this Article 7.3 by accepting any payment not approved by shareholders of Party A, the payment received by Party B will be owned by the person who sells his shares upon acceptance of the tender offer.  Party B will be liable for any expense incurred in distribution of the payment in corresponding proportion, which expense may not be deducted from the payment.

7.5                               If the engagement relationship between both parties herein is terminated due to the occurrence of any of the events provided under Articles 7.1, 7.2 or 7.4, such termination shall not affect Party A’s rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.6                               In the event of the termination of the engagement of Party B for whatever reason, whether by prior notice, or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.7                               Party B shall not, during the continuance of his engagement or within one year after the termination thereof, either for himself or on behalf of any other person, solicit any director, supervisor, officer, or any other employee of any member of Party A’s Group, regardless of whether the solicitation would be in breach of any of such person’s engagement with any member of Party A’s Group.

8.              Effectiveness of this Contract

This Contract shall become effective upon approval at the shareholders’ general meeting of Party A and signature of both Parties.

9.              Miscellaneous

9.1                               This Contract is an agreement relating to providing services by Party B in person. Any of Party B’s rights, interests, obligations, and duties under this Contract shall not be transferred, assigned or delegated to any third party (except Party B’s proxy in writing to appoint any other supervisor of Party A as his proxy to attend the supervisory committee’s meeting of Party A).

9.2                               Without the written consent of both Parties, neither Party may add, delete or amend any provisions of this Contract.

9.3                               Headings under this Contract are for convenience only and shall not prejudice the meaning or construction of any provisions hereof.

9.4                               “Laws and regulations” referred to herein include laws, regulations, rules, requirements, guidelines, and decisions from the legislative and administrative authorities of the PRC and the jurisdiction where Party A is listed, as amended or changed.

9.5                               Formation, validity, interpretation, performance of this Contract and resolution of any dispute arising from this Contract shall be governed by the laws of the PRC.

9.6                               Any disputes arising from or in connection with this Contract shall be settled by both Parties through friendly consultation. Either Party may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7                               Both Parties agree that:

(a)         Any dispute or claim between (i) Party A and Party B; and (ii) holders of overseas listed shares of Party A and Party B; each in connection with any of the rights and obligations provided under the Articles of Association of Party A, the Company Law and other applicable laws and regulations and relating to the affairs of Party A, shall be resolved through arbitration.

When the above dispute or claim is submitted for arbitration, all the claims or disputes shall be taken as a whole. If any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, and his capacity is Party A or a shareholder, director, supervisor, manager or officer of Party A, he shall submit to the arbitrary award.

Disputes in relation to classification of shareholders or register of shareholders may be settled in a manner other than arbitration.

(b)         Either Party may submit any dispute or claim to arbitration by China International Economic and Trade Arbitration Commission or Hong Kong International Arbitration Centre in accordance with their respective arbitration rules.  The arbitration will be made with the arbitration agency elected by the Party submitting the arbitration upon its submission.

If the Party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, either Party may request such arbitration to be conducted in Shenzhen in accordance with the securities arbitral rules of Hong Kong International Arbitration Centre.

(c)          Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC laws, unless otherwise provided by laws and administrative regulations.

(d)         Arbitrary award will be final and binding upon both Parties.

(e)          The arbitration agreement is made between Party A and Party B. Party A represents both itself and each shareholder.

(f)           The arbitral tribunal to which any dispute or claim is submitted will be deemed with the authority to subject such dispute or claim to public hearing and announcement of its award.

9.8                               If any of the provisions hereof are held or ruled invalid or unenforceable by any judicial authorities in the PRC, it will not affect the validity of remaining provisions hereof.

9.9                               If either Party is in breach of its obligations hereunder, the other party shall be entitled to remedies including correction within limited time, specific performance according to this Contract, removal of hindrance, damages for losses, or any other legal remedies.  Failure to exercise or partial exercise of any of its rights under this Contract or legal remedies by any Party does not operate as waiver of all of its rights or the legal remedies which have not been exercised.

If Party B is in breach of its obligations under this Contract, Party A has the right to take  remedial measures pursuant to the Articles of Association.

9.10                        The notices in writing provided under this Contract may be delivered in person, by hand, by mail.  If Party B changes his address, he shall inform Party A within seven days after receipt of new address.

9.11                        This Contract is made in two counterparts.  Each of Party A and Party B will hold one copy, and each copy has the same effect.

IN WITNESS WHEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of

China Petroleum & Chemical Corporation

Name:
Title: Chairman
Date:

Party B:

Name:
Date:

Form External Supervisor Service Contract

China Petroleum & Chemical Corporation

May 2012

This Contract was made in May 11, 2012, by and between:

(1)                       China Petroleum & Chemical Corporation, a company established under the laws of the People’s Republic of China (“PRC”) with its legal address 22 Chaoyangmen North Street, Chaoyang District, Beijing, PRC (“Party A”);

And

(2)                       [Name of Supervisor], a [Chinese citizen] with the address at [           ], Postal Code [ ] (“Party B”).

Considering that Party B was elected as a supervisor of Party A at the shareholders’ general meeting for 2011 convened on May 11, 2012;

The Parties hereby agree as follows through friendly negotiations on the principle of equality and mutual benefits with the view to defining and regulating the service relationship between Party A as the engager and Party B as the engagee.

1.              Engagement

1.1          Party A engages Party B as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

1.2          Party B agrees to be engaged as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

2.              Term of Office

2.1          The term of office of Party B engaged as Party A’s supervisor shall commence from the date on which the engagement of Party B was approved at the shareholders’ general meeting of Party A (the “Effective Date”) until expiration of the current session of the supervisor committee, unless otherwise provided under Articles 7.1 and 7.2 hereof.

3.              Duties

3.1          Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares, as well as other relevant laws, regulations, and rules of the PRC, Party A’s articles of association and its appendix (the “Articles of Association”), this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A’s supervisor committee and shareholders’ general meetings; and agrees that Party A shall be entitled to the remedies provided under the Articles of Association in case of any breach of any foregoing provision by Party B.  Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as provided under the Articles of Association.

3.2          Party B undertakes and warrants to Party A that he shall observe and comply with the relevant restraints and obligations contained in the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission, Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), and other applicable laws or regulations, as well as relevant requirements of Shanghai Stock Exchange, London Stock Exchange and New York Stock Exchange.

3.3          Party B confirms to owe fiduciary and diligent obligation to Party A and not to engage in any activity which is in competition with Party A’s business or carry out any activity detrimental to the interests of Party A.

3.4          Party B undertakes to Party A that during his term of a member of the supervisory committee of Party A, his main duties are to supervise the chairman, directors, the president and officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5          During the period when Party B acts as a supervisor of Party A, Party B shall be directly accountable to the supervisory committee and, at the request of the supervisory committee, provide information necessary to exercise powers of the supervisory committee, and always abide by reasonable and lawful instructions of the supervisory committee.

3.6          During the period when Party B acts as a supervisor of Party A, Party B may trade the stock or any of its derivatives of Party A provided that Party B will notify Party A of a trading proposal in writing no less than two business days in advance and receive confirmation of the proposal from Party B in writing.

3.7          During the period when Party B acts as a supervisor of Party A, Party B will always fully report to the supervisory committee the activities conducted by Party B regarding Party A, and make explanation at the request of the supervisory committee.

4.              Remuneration and Expenses

4.1          Party B will not receive remuneration from Party A.

4.2          During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including travel and entertainment expenses) incurred by Party B in connection with provision of services to Party A hereunder or any performance relating to Party A’s operation upon presentation of the relevant receipts and/or valid documentary evidence by Party B. Party A may also provide Party B with advance payment for Party B to pay any necessary expenses mentioned above; provided, however, that Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or from time to time as required by Party A, after use of the payment.

4.3          During the term of this Contract, Party A will buy and maintain liability insurance for directors, supervisors and officers for Party B.  Party A has the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

5.              Non-Compete

5.1          Unless approved at the general shareholders meeting of Party A and, if necessary, by competent regulators, Party B warrants that during the term of his engagement as Party A’s supervisor and within six months after expiration of such engagement, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes with Party A or any subsidiary and branch of Party A (“Party A’s Group”), or accept any capacity or position offered by any company or individual which competes with any member of Party A’s Group.

6.              Confidentiality

6.1          Party B acknowledges that he may have access to any information possessed or held by any member of Party A’s Group which is unknown to the public,  including without limitation any technical, management, and operation information (the “Confidential Information”) in connection with performance of his duties hereunder.  Party B confirms that the Confidential Information is solely owned/kept by any member of Party A’s Group.

6.2          During the term of this Contract and after the termination of Party B’s engagement as Party A’s supervisor, Party B warrants that, unless the Confidential Information is disclosed to the public not in breach of the confidentiality undertaking provided under this Contract:

(a)         Party B shall not divulge or disclose the Confidential Information to any third party, with the exception of any Confidential Information which Party B must disclose to any relevant employee of any member of Party A’s Group and the professional personnel employed by any member of Party A’s Group in connection with performance of his obligations hereunder, and any Confidential Information the disclosure of which is authorized by the supervisor committee or is ordered by a court of competent jurisdiction;

(b)         Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of any of his friends and relatives or any third party without Party A’s consent; or

(c)          Party B shall take all necessary measures to prevent dissemination or disclosure of the Confidential Information to any third party without Party A’s consent.

6.3          Upon the expiry of this Contract or earlier termination of Party B’s engagement, Party A may reasonably request immediate return by Party B of any information regarding the business operations of any member of Party A’s Group.

6.4          Party B agrees that all intellectual rights formed, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of any intellectual right which is formed, developed, created and made by Party B beyond working hours and without the use of any assets or resources belonging to Party A.

7.              Termination of Engagement

7.1          If any of the following events occurs, the engagement relationship between Party A and Party B herein shall be immediately and automatically terminated, unless otherwise decided by the board of directors:

(a)         Party B is prohibited by any laws, regulations, rules, practice instructions or practice rules from acting as supervisor or Party B is disqualified to do so;

(b)         Party B retires from his office pursuant to the Articles of Association;

(c)          Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

(d)         Party B is held liable or convicted for any criminal offense, unless the board of directors of Party A reasonably believes with consideration of the nature of the duties in which Party B is to act in his capacity as engaged hereunder that such offense will not affect Party B’s capacity as a supervisor of Party A;

(e)          Party B is in material breach, repeated, or continual breach of any of Party B’s obligations hereunder;

(f)           Party B is found with material misconduct or negligence in performing his duties hereunder;

(g)          Any of Party B’s actions or omissions materially impairs the reputation of Party A or any member of Party A’s Group, prejudices the interest of any business of Party A or other members of Party A’s Group;

(h)         Death of Party B;

(i)             Party B fails to fully perform his duties hereunder for consecutive twelve months because of health reason;

(j)            Party B is mentally insane or suffers any mental health disease which under PRC laws makes him a person with mental illness; and

(k)         Any other circumstance provided under laws, regulations or the Articles of Association.

7.2          In addition to the aforesaid provisions of Article 7.1, Party A may also terminate the engagement relationship between Party A and Party B by notifying Party B in writing if:

(a)         Party B is unable to substantially perform his duties hereunder due to health reasons for an aggregate of 265 business days within any twelve-month period; under such circumstance, Party A may remove Party B from the position of supervisor by notifying Party B in writing 14 days in advance;

(b)         Party B is in breach of his obligations as a supervisor or the provisions of this Contract, and fails to correct such breach after warning from Party A; or

(c)          Party B is found with willful or material misconduct in performing his duties under this Contract which has incurred damage or loss upon Party A.

Any delay to exercise any of the foregoing rights to terminate engagement by Party A will not operate as its waiver of such right.

7.3          Party B is not entitled to any compensation if his engagement is terminated for any reason provided under Articles 7.1 and 7.2.

7.4          In the event of acquisition of Party A by any third party, Party A may terminate the engagement of Party B with notice to Party B in writing.  Subject to prior approval at the shareholders’ general meeting, Party B is entitled to any compensation or other payment receivable by Party B for removal of office or retirement resulting from acquisition of Party A. The acquisition referenced in this Article 7.4 means:

(a)         Any tender offer proposed to all shareholders of Party A; or

(b)         Any tender offer which is intended to make the offeror become controlling shareholder of Party A as defined in the Articles of Association.

If Party B fails to comply with this Article 7.3 by accepting any payment not approved by shareholders of Party A, the payment received by Party B will be owned by the person who sells his shares upon acceptance of the tender offer.  Party B will be liable for any expense incurred in distribution of the payment in corresponding proportion, which expense may not be deducted from the payment.

7.5          If the engagement relationship between both parties herein is terminated due to the occurrence of any of the events provided under Articles 7.1, 7.2 or 7.4, such termination shall not affect Party A’s rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.6          In the event of the termination of the engagement of Party B for whatever reason, whether by prior notice, or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.7          Party B shall not, during the continuance of his engagement or within one year after the termination thereof, either for himself or on behalf of any other person, solicit any director, supervisor, officer, or any other employee of any member of Party A’s Group, regardless of whether the solicitation would be in breach of any of such person’s engagement with any member of Party A’s Group.

8.              Effectiveness of this Contract

This Contract shall become effective upon approval at the shareholders’ general meeting of Party A and signature of both Parties.

9.              Miscellaneous

9.1          This Contract is an agreement relating to providing services by Party B in person. Any of Party B’s rights, interests, obligations, and duties under this Contract shall not be transferred, assigned or delegated to any third party (except Party B’s proxy in writing to appoint any other supervisor of Party A as his proxy to attend the supervisory committee’s meeting of Party A).

9.2          Without the written consent of both Parties, neither Party may add, delete or amend any provisions of this Contract.

9.3          Headings under this Contract are for convenience only and shall not prejudice the meaning or construction of any provisions hereof.

9.4          “Laws and regulations” referred to herein include laws, regulations, rules, requirements, guidelines, and decisions from the legislative and administrative authorities of the PRC and the jurisdiction where Party A is listed, as amended or changed.

9.5          Formation, validity, interpretation, performance of this Contract and resolution of any dispute arising from this Contract shall be governed by the laws of the PRC.

9.6          Any disputes arising from or in connection with this Contract shall be settled by both Parties through friendly consultation. Either Party may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7          Both Parties agree that:

(a)         Any dispute or claim between (i) Party A and Party B; and (ii) holders of overseas listed shares of Party A and Party B; each in connection with any of the rights and obligations provided under the Articles of Association of Party A, the Company Law and other applicable laws and regulations and relating to the affairs of Party A, shall be resolved through arbitration.

When the above dispute or claim is submitted for arbitration, all the claims or disputes shall be taken as a whole. If any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, and his capacity is Party A or a shareholder, director, supervisor, manager or officer of Party A, he shall submit to the arbitrary award.

Disputes in relation to classification of shareholders or register of shareholders may be settled in a manner other than arbitration.

(b)         Either Party may submit any dispute or claim to arbitration by China International Economic and Trade Arbitration Commission or Hong Kong International Arbitration Centre in accordance with their respective arbitration rules.  The arbitration will be made with the arbitration agency elected by the Party submitting the arbitration upon its submission.

If the Party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, either Party may request such arbitration to be conducted in Shenzhen in accordance with the securities arbitral rules of Hong Kong International Arbitration Centre.

(c)          Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC laws, unless otherwise provided by laws and administrative regulations.

(d)         Arbitrary award will be final and binding upon both Parties.

(e)          The arbitration agreement is made between Party A and Party B. Party A represents both itself and each shareholder.

(f)           The arbitral tribunal to which any dispute or claim is submitted will be deemed with the authority to subject such dispute or claim to public hearing and announcement of its award.

9.8          If any of the provisions hereof are held or ruled invalid or unenforceable by any judicial authorities in the PRC, it will not affect the validity of remaining provisions hereof.

9.9          If either Party is in breach of its obligations hereunder, the other party shall be entitled to remedies including correction within limited time, specific performance according to this Contract, removal of hindrance, damages for losses, or any other legal remedies.  Failure to exercise or partial exercise of any of its rights under this Contract or legal remedies by any Party does not operate as waiver of all of its rights or the legal remedies which have not been exercised.

If Party B is in breach of its obligations under this Contract, Party A has the right to take remedial measures pursuant to the Articles of Association.

9.10        The notices in writing provided under this Contract may be delivered in person, by hand, by mail.  If Party B changes his address, he shall inform Party A within seven days after receipt of new address.

9.11        This Contract is made in two counterparts.  Each of Party A and Party B will hold one copy, and each copy has the same effect.

IN WITNESS WHEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of

China Petroleum & Chemical Corporation

Name:
Title: Chairman
Date:

Party B:

Name:
Date:

Form Employee Representative Supervisor Service Contract

China Petroleum & Chemical Corporation

May 2012

This Contract was made in May 11, 2012, by and between:

(1)                       China Petroleum & Chemical Corporation, a company established under the laws of the People’s Republic of China (“PRC”) with its legal address at 22 Chaoyangmen North Street, Chaoyang District, Beijing, PRC (“Party A”);

And

(2)                       [Name of Supervisor], a [Chinese citizen] with the address at [             ], Postal Code [ ] (“Party B”).

Considering that Party B was elected as a supervisor of Party A at the shareholders’ general meeting for 2011 convened on May 11, 2012;

The Parties hereby agree as follows through friendly negotiations on the principle of equality and mutual benefits with the view to defining and regulating the service relationship between Party A as the engager and Party B as the engagee.

1.              Engagement

1.1          Party A engages Party B as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

1.2          Party B agrees to be engaged as a supervisor of Party A’s supervisor committee in accordance with the terms of this Contract.

2.              Term of Office

2.1          The term of office of Party B engaged as Party A’s supervisor shall commence from the date on which the engagement of Party B was approved at the shareholders’ general meeting of Party A (the “Effective Date”) until expiration of the current session of the supervisor committee, unless otherwise provided under Articles 7.1 and 7.2 hereof.

3.              Duties

3.1          Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares, as well as other relevant laws, regulations, and rules of the PRC, Party A’s articles of association and its appendix (the “Articles of Association”), this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A’s supervisor committee and shareholders’ general meetings; and agrees that Party A shall be entitled to the remedies provided under the Articles of Association in case of any breach of any foregoing provision by Party B.  Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as provided under the Articles of Association.

3.2          Party B undertakes and warrants to Party A that he shall observe and comply with the relevant restraints and obligations contained in the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission, Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), and other applicable laws or regulations, as well as relevant requirements of Shanghai Stock Exchange, London Stock Exchange and New York Stock Exchange.

3.3          Party B acknowledges to owe fiduciary and diligent obligation to Party A and not to engage in any activity which is in competition with Party A’s business or carry out any activity detrimental to the interests of Party A.

3.4          Party B undertakes to Party A that during his term of a member of the supervisory committee of Party A, his main duties are to supervise the chairman, directors, the president and officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5          During the period when Party B acts as a supervisor of Party A, Party B shall be directly accountable to the supervisory committee and, at the request of the supervisory committee, provide information necessary to exercise powers of the supervisory committee, and always abide by reasonable and lawful instructions of the supervisory committee.

3.6          During the period when Party B acts as a supervisor of Party A, Party B may trade the stock or any of its derivatives of Party A provided that Party B will notify Party A of a trading proposal in writing no less than two business days in advance and receive confirmation of the proposal from Party B in writing.

3.7          During the period when Party B acts as a supervisor of Party A, Party B will always fully report to the supervisory committee the activities conducted by Party B regarding Party A, and make explanation at the request of the supervisory committee.

4.              Remuneration and Expenses

4.1          As of the Effective Date, the remuneration receivable by Party B as an employee representative supervisor of Party A under this Contract will be determined pursuant to relevant PRC regulations as well as the Measures to Implement Remuneration for Senior Management of China Petroleum and Chemical Corporation.

4.2          During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including travel and entertainment expenses) incurred by Party B in connection with provision of services to Party A hereunder or any performance relating to Party A’s operation upon presentation of the relevant receipts and/or valid documentary evidence by Party B. Party A may also provide Party B with advance payment for Party B to pay any necessary expenses mentioned above; provided, however, that Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or from time to time as required by Party A, after use of the payment.

4.3          During the term of this Contract, Party A will buy and maintain liability insurance for directors, supervisors and officers for Party B.  Party A has the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

5.              Non-Compete

5.1          Unless approved at the general shareholders meeting of Party A and, if necessary, by competent regulators, Party B warrants that during the term of his engagement as Party A’s supervisor and within six months after expiration of such engagement, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes with Party A or any subsidiary and branch of Party A (“Party A’s Group”), or accept any capacity or position offered by any company or individual which competes with any member of Party A’s Group.

6.              Confidentiality

6.1          Party B acknowledges that he may have access to any information possessed or held by any member of Party A’s Group which is unknown to the public,  including without limitation any technical, management, and operation information (the “Confidential Information”) in connection with performance of his duties hereunder.  Party B confirms that the Confidential Information is solely owned/kept by any member of Party A’s Group.

6.2          During the term of this Contract and after the termination of Party B’s engagement as Party A’s supervisor, Party B warrants that, unless the Confidential Information is disclosed to the public not in breach of the confidentiality undertaking provided under this Contract:

(a)         Party B shall not divulge or disclose the Confidential Information to any third party, with the exception of any Confidential Information which Party B must disclose to any relevant employee of any member of Party A’s Group and the professional personnel employed by any member of Party A’s Group in connection with performance of his obligations hereunder, and any Confidential Information the disclosure of which is authorized by the supervisor committee or is ordered by a court of competent jurisdiction;

(b)         Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of any of his friends and relatives or any third party without Party A’s consent; or

(c)          Party B shall take all necessary measures to prevent dissemination or disclosure of the Confidential Information to any third party without Party A’s consent.

6.3          Upon the expiry of this Contract or earlier termination of Party B’s engagement, Party A may reasonably request immediate return by Party B of any information regarding the business operations of any member of Party A’s Group.

6.4          Party B agrees that all intellectual rights formed, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of any intellectual right which is formed, developed, created and made by Party B beyond working hours and without the use of any assets or resources belonging to Party A.

7.              Termination of Engagement

7.1          If any of the following events occurs, the engagement relationship between Party A and Party B herein shall be immediately and automatically terminated, unless otherwise decided by the board of directors:

(a)         Party B is prohibited by any laws, regulations, rules, practice instructions or practice rules from acting as supervisor or Party B is disqualified to do so;

(b)         Party B retires from his office pursuant to the Articles of Association;

(c)          Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

(d)         Party B is held liable or convicted for any criminal offense, unless the board of directors of Party A reasonably believes with consideration of the nature of the duties in which Party B is to act in his capacity as engaged hereunder that such offense will not affect Party B’s capacity as a supervisor of Party A;

(e)          Party B is in material breach, repeated, or continual breach of any of Party B’s obligations hereunder;

(f)           Party B is found with material misconduct or negligence in performing his duties hereunder;

(g)          Any of Party B’s actions or omissions materially impairs the reputation of Party A or any member of Party A’s Group, prejudices the interest of any business of Party A or other members of Party A’s Group;

(h)         Death of Party B;

(i)             Party B fails to fully perform his duties hereunder for consecutive twelve months because of health reason;

(j)            Party B is mentally insane or suffers any mental health disease which under PRC laws makes him a person with mental illness; and

(k)         Any other circumstance provided under laws, regulations or the Articles of Association.

7.2          In addition to the aforesaid provisions of Article 7.1, Party A may also terminate the engagement relationship between Party A and Party B by notifying Party B in writing if:

(a)         Party B is unable to substantially perform his duties hereunder due to health reasons for an aggregate of 265 business days within any twelve-month period; under such circumstance, Party A may remove Party B from the position of supervisor by notifying Party B in writing 14 days in advance;

(b)         Party B is in breach of his obligations as a supervisor or the provisions of this Contract, and fails to correct such breach after warning from Party A; or

(c)          Party B is found with willful or material misconduct in performing his duties under this Contract which has incurred damage or loss upon Party A.

Any delay to exercise any of the foregoing rights to terminate engagement by Party A will not operate as its waiver of such right.

7.3          Party B is not entitled to any compensation if his engagement is terminated for any reason provided under Articles 7.1 and 7.2.

7.4          In the event of acquisition of Party A by any third party, Party A may terminate the engagement of Party B with notice to Party B in writing.  Subject to prior approval at the shareholders’ general meeting, Party B is entitled to any compensation or other payment receivable by Party B for removal of office or retirement resulting from acquisition of Party A. The acquisition referenced in this Article 7.4 means:

(a)         Any tender offer proposed to all shareholders of Party A; or

(b)         Any tender offer which is intended to make the offeror become controlling shareholder of Party A as defined in the Articles of Association.

If Party B fails to comply with this Article 7.3 by accepting any payment not approved by shareholders of Party A, the payment received by Party B will be owned by the person who sells his shares upon acceptance of the tender offer.  Party B will be liable for any expense incurred in distribution of the payment in corresponding proportion, which expense may not be deducted from the payment.

7.5          If the engagement relationship between both parties herein is terminated due to the occurrence of any of the events provided under Articles 7.1, 7.2 or 7.4, such termination shall not affect Party A’s rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.6          In the event of the termination of the engagement of Party B for whatever reason, whether by prior notice, or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.7          Party B shall not, during the continuance of his engagement or within one year after the termination thereof, either for himself or on behalf of any other person, solicit any director, supervisor, officer, or any other employee of any member of Party A’s Group, regardless of whether the solicitation would be in breach of any of such person’s engagement with any member of Party A’s Group.

8.              Effectiveness of this Contract

This Contract shall become effective upon approval at the shareholders’ general meeting of Party A and signature of both Parties.

9.              Miscellaneous

9.1          This Contract is an agreement relating to providing services by Party B in person. Any of Party B’s rights, interests, obligations, and duties under this Contract shall not be transferred, assigned or delegated to any third party (except Party B’s proxy in writing to appoint any other supervisor of Party A as his proxy to attend the supervisory committee’s meeting of Party A).

9.2          Without the written consent of both Parties, neither Party may add, delete or amend any provisions of this Contract.

9.3          Headings under this Contract are for convenience only and shall not prejudice the meaning or construction of any provisions hereof.

9.4          “Laws and regulations” referred to herein include laws, regulations, rules, requirements, guidelines, and decisions from the legislative and administrative authorities of the PRC and the jurisdiction where Party A is listed, as amended or changed.

9.5          Formation, validity, interpretation, performance of this Contract and resolution of any dispute arising from this Contract shall be governed by the laws of the PRC.

9.6          Any disputes arising from or in connection with this Contract shall be settled by both Parties through friendly consultation. Either Party may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7          Both Parties agree that:

(a)         Any dispute or claim between (i) Party A and Party B; and (ii) holders of overseas listed shares of Party A and Party B; each in connection with any of the rights and obligations provided under the Articles of Association of Party A, the Company Law and other applicable laws and regulations and relating to the affairs of Party A, shall be resolved through arbitration.

When the above dispute or claim is submitted for arbitration, all the claims or disputes shall be taken as a whole. If any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, and his capacity is Party A or a shareholder, director, supervisor, manager or officer of Party A, he shall submit to the arbitrary award.

Disputes in relation to classification of shareholders or register of shareholders may be settled in a manner other than arbitration.

(b)         Either Party may submit any dispute or claim to arbitration by China International Economic and Trade Arbitration Commission or Hong Kong International Arbitration Centre in accordance with their respective arbitration rules.  The arbitration will be made with the arbitration agency elected by the Party submitting the arbitration upon its submission.

If the Party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, either Party may request such arbitration to be conducted in Shenzhen in accordance with the securities arbitral rules of Hong Kong International Arbitration Centre.

(c)          Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC laws, unless otherwise provided by laws and administrative regulations.

(d)         Arbitrary award will be final and binding upon both Parties.

(e)          The arbitration agreement is made between Party A and Party B. Party A represents both itself and each shareholder.

(f)           The arbitral tribunal to which any dispute or claim is submitted will be deemed with the authority to subject such dispute or claim to public hearing and announcement of its award.

9.8          If any of the provisions hereof are held or ruled invalid or unenforceable by any judicial authorities in the PRC, it will not affect the validity of remaining provisions hereof.

9.9          If either Party is in breach of its obligations hereunder, the other party shall be entitled to remedies including correction within limited time, specific performance according to this Contract, removal of hindrance, damages for losses, or any other legal remedies.  Failure to exercise or partial exercise of any of its rights under this Contract or legal remedies by any Party does not operate as waiver of all of its rights or the legal remedies which have not been exercised.

If Party B is in breach of its obligations under this Contract, Party A has the right to take remedial measures pursuant to the Articles of Association.

9.10        The notices in writing provided under this Contract may be delivered in person, by hand, by mail.  If Party B changes his address, he shall inform Party A within seven days after receipt of new address.

9.11        This Contract is made in two counterparts.  Each of Party A and Party B will hold one copy, and each copy has the same effect.

IN WITNESS WHEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of

China Petroleum & Chemical Corporation

Name:
Title: Chairman
Date:

Party B:

Name:
Date: